ITEM 77C - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


A Special Meeting of Shareholders of Vision Group of Funds  (the
"Trust") was held on June 28, 2001, July 6, 2001 and July 27, 2001. The following items, which are required to be reported under this Item 77C, were approved at the meetings:

1. ELECTION OF TRUSTEE JOHN S. CRAMER.
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,519,412,701
5,431,577
22,442,330


2. APPROVAL OR DISAPPROVAL OF AUTHORIZING THE TRUST AND THE TRUST'S ADVISER TO RETAIN AND REPLACE SUBADVISERS OR MODIFY SUBADVISORY
AGREEMENTS, WITHOUT SHAREHOLDER APPROVAL.

Vision Treasury Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
490,848,227
21,129,743
1,710,608

Vision International Equity Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
3,507,030
962
789

Vision Small Cap Stock Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
10,473,730
11,995
903

Vision Large Cap Core Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
17,843,609
23,698
8,877

Vision Mid Cap Stock Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
4,726,155
43,962
51,919


Vision Large Cap Value Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,964,037
24,333
8,628

Vision Large Cap Growth Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
1,335,615
6,274
3,376

Vision U.S. Government Securities Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
6,811,640
28,595
44,528

Vision New York Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
4,139,186
53,366
69,599

Vision Institutional Prime Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
145,234,502
3,547,262
270,296

Vision Institutional Limited Duration Government Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
5,568,321
16,882
893

Vision Pennsylvania Municipal Income Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
7,973,679
13,881
0

Vision Intermediate Term Bond Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
21,544,265
19,897
5,304

Vision New York Tax-Free Money Market Fund
SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
98,713,773
377,702
390,054




3. APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN LSV ASSET MANAGEMENT AND M&T ASSET MANAGEMENT, A DEPARTMENT OF MANUFACTURERS AND TRADERS TRUST COMPANY, ON BEHALF OF VISION SMALL CAP STOCK FUND:

SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
10,763,248
2,851
1,749

4. APPROVAL OR DISAPPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN MAZAMA CAPITAL MANAGEMENT, INC. AND M&T ASSET MANAGEMENT, A DEPARTMENT OF MANUFACTURERS AND TRADERS TRUST COMPANY, ON BEHALF OF VISION SMALL CAP STOCK FUND:

SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
10,763,248
2,851
1,749

5. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN TAX-EXEMPT SECURITIES, ON BEHALF OF VISION NEW YORK TAX-FREE MONEY MARKET FUND:

SHARES VOTED
AFFIRMATIVELY
SHARES VOTED
NEGATIVELY
SHARES ABSTAINING
98,614,633
136,423
730,473